SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        February 6, 2014
                          Date of Report
               (Date of Earliest Event Reported)

                BLOW & DRIVE INTERLOCK CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                 JAM RUN ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                       000-55053                46-3590850
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)

                   137 South Robertson Boulevard
                             Suite 129
                  Beverly Hills, California 90211
               (Address of Principal Executive Offices)

                       215 Apolena Avenue
                Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                          818-299-0653
                (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 7, 2014, Blow & Drive Interlock Corporation (formerly
Jam Run Acquisition Corporation) (the "Registrant" or the "Company") issued 9,700,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97% of the total outstanding 10,000,000 shares of common stock as follows:

               9,700,000 Laurence Wainer

     With the issuance of the 9,700,000 shares of stock and the redemption of 19,700,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On February 6, 2014, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,700,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,970.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop its business with a business combination with a private company or through the development of its business plan. The Company is designed to become a manufacturer of ignition interlock devises and anticipates that it will lease such alcohol ignition interlock devices to DUI/DWI offenders as part of their mandatory court or motor vehicle department programs. The Company envisions that it will develop its market of such interlock devices through franchises, distributorships, independent installers. To date, the Company has no operations and no agreements have been executed. If the Registrant makes any acquisitions, mergers or other business combination, it will file a Form 8-K.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On February 6, 2014 James M. Cassidy resigned as the Registrant's president, secretary and director.

    On February 6, 2014, James McKillop resigned as the Registrant's vice president and director.

    On February 6, 2014, Laurence Wainer was named as the director of the Registrant and was appointed its President and sole officer.

    Laurence Wainer serves as the sole officer and director of the Registrant. Mr. Wainer has built his career as an entrepreneur in Southern California beginning with a vending business which started while attending San Diego
State University.   In 2009, Mr. Wainer built a tax resolution company,
Authorized Tax Relief, located in Los Angeles, California and LWIN Trading and LWIN Consulting both located in Valley Village, California.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                 BLOW & DRIVE INTERLOCK CORPORATION


Date: February 10, 2014          Laurence Wainer
                                 President